PENN SERIES FUNDS, INC.

Supplement dated May 7, 2025

to the Prospectus dated May 1, 2025, as supplemented

This supplement provides new and additional information beyond that contained in the

Prospectus and should be read in conjunction with the Prospectus.

Large Cap Value Fund

Effective May 1, 2025, Adam Yee replaced Vinay Thapar as a portfolio manager of the Large Cap Value Fund (the “Fund”).

As a result of the foregoing, effective immediately, all references in the Prospectus to Vinay Thapar are hereby deleted. In addition, the information in the Prospectus under the heading entitled “Portfolio Managers” in the Fund’s “Fund Summary” section is replaced in its entirety by the following:

Portfolio Managers

The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.

John H. Fogarty, CFA, is currently a Portfolio Manager of US Equities and has served as a portfolio manager of the Fund since October 2018.

Christopher Kotowicz is a Portfolio Manager of US Equities and has served as a portfolio manager of the Fund since March 2023.

Adam Yee is a Portfolio Manager of US Equities and has served as a portfolio manager of the Fund since May 2025.

In addition, effective immediately, the second paragraph under the heading “Management – Sub-Advisers – AllianceBernstein L.P.” in the Fund’s Prospectus is hereby replaced in its entirety by the following:

The Large Cap Value Fund is managed by the Large Cap Investment Team, which is comprised of John H. Fogarty, Christopher Kotowicz and Adam Yee. John H. Fogarty, Portfolio Manager of US Equities, has been with AllianceBernstein for 23 years and has served as a portfolio manager of AllianceBernstein’s large-cap strategy for 10 years. Christopher Kotowicz, Portfolio Manager of US Equities, has been with AllianceBernstein for 16 years and has served as a portfolio manager of AllianceBernstein’s large-cap strategy since March 2023, following his position as a research analyst. Adam Yee, Portfolio Manager of US Equities, has been with AllianceBernstein for 20 years and has served as a portfolio manager of AllianceBernstein’s large-cap strategy since May 2025.

The changes described above will not result in any change to the investment process for the Fund or to the other disclosures concerning the Fund, including fees, expenses, investment objective, strategies and risks.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM9159  05/25

Supplement dated May 7, 2025

to the Statement of Additional Information (“SAI”) dated May 1, 2025,

as supplemented

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Large Cap Value Fund

Effective May 1, 2025, Adam Yee replaced Vinay Thapar as a portfolio manager of the Large Cap Value Fund (the “Fund”).

As a result of the foregoing, effective immediately, all references in the SAI to Vinay Thapar are hereby deleted. In addition, the sentence in the paragraph entitled “Fund Shares Owned by Portfolio Managers” under the section “General Information – Portfolio Managers – AllianceBernstein L.P.,” is hereby replaced with the following:

Messrs. MacGregor, Fogarty, Turenchalk and Kotowicz did not beneficially own any shares of the Funds as of December 31, 2024. Mr. Yee did not beneficially own any shares of the Funds as of March 31, 2025.

Additionally, in the same section of the SAI, the “Other Accounts” chart is hereby replaced in its entirety with the following:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
James MacGregor*	21	$6,560	43	$2,059	52	$3,877
John Fogarty	12	$38,114	28	$56,934	3,171	$12,745
Erik Turenchalk**	18	$6,519	41	$1,857	48	$3,541
Christopher Kotowicz	5	$3,194	2	$269	124	$248
Adam Yee***	0	$0	0	$0	0	$0

*	Four Other Accounts with total assets of approximately $413 million had performance-based advisory fees.
**	Two Other Accounts with total assets of approximately $245 million had performance-based advisory fees.
***	The information for Mr. Yee is provided as of March 31, 2025.

The changes described above will not result in any change to the investment process for the Fund or to the other disclosures concerning the Fund, including fees.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM9158 05/25